UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐    Preliminary Proxy Statement                            ☐    Confidential, for Use of the Commission Only (as
☐    Definitive Proxy Statement                                       permitted by Rule 14a-6(e)(2))

☐    Definitive Additional Materials

☒    Soliciting Material Under §240.14a-12

Atlas Energy, Inc.

(Name of Registrant as Specified in its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒    No fee required.

☐    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)   Title of each class of securities to which transaction applies:

(2)   Aggregate number of securities to which transaction applies:

(3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0‑11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)   Proposed maximum aggregate value of transaction:

(5)   Total fee paid:

☐    Fee paid previously with preliminary materials.

☐    Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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(4)   Date Filed:

To:	All Employees Who Are Scheduled to Transfer to Chevron
Subject:	Treatment of Atlas Energy, Inc.’s (Atlas Energy) Stock Options and Restricted Stock Units in Connection with the Chevron Transaction
From:	Robin Harris – Director of Human Resources
Date:	December 9, 2010

To all employees scheduled to transfer to Chevron at the closing of the transaction:

I hope this email finds you well and that you’ve had a chance to digest the recent announcement of the Chevron transaction.    I wanted to follow up regarding the treatment of Atlas Energy stock options and restricted stock units in connection with the transaction for those employees who transfer to Chevron at the closing of the transaction.  The tables and discussion below summarize the treatment of those awards.  It may be helpful to review the tables and discussion below along with your Merrill Lynch account statements available at www.benefits.ml.com.

                                                                                     Options

If, at the Closing of the Chevron Transaction, Your Options Are Then-Outstanding And. . .	. . . They Will Be . . .
Vested and unexercised

Paid out in cash based on the Total Merger Consideration for each Atlas Energy share subject to the award minus the exercise price per Atlas Energy share.

The Total Merger Consideration is the sum of $38.25 (which is the cash consideration to be paid in the merger) and the value of the AHD units to be distributed in respect of each Atlas Energy share (which we estimate to be approximately 0.525 AHD units per Atlas Energy share).[1]

Unvested

At the closing, converted into equivalent Chevron options, with the same vesting schedule that you currently have.  The exercise price and number of shares of Chevron stock subject to the equivalent Chevron option will be set to take into account the Total Merger Consideration, as defined above.

If you are terminated without cause after the closing of the merger as provided in the plan, any Chevron options that you hold and that are still unvested will automatically vest.

[1] For these purposes, the value of the AHD units will be based on the average closing price of AHD units on the New York Stock Exchange for the five trading days immediately preceding the date on which the AHD units are distributed to Atlas Energy stockholders. As an example, if the Total Merger Consideration were calculated as of the date of this memorandum, the Total Merger Consideration would be $45.70, which assumes that 0.525 of an AHD unit will be distributed in respect of each Atlas Energy share and that the value of the AHD units is equal to the average of the closing prices of AHD common units during the five trading days prior to December 9, 2010. As noted above, the value of the AHD units that will be used to calculate the Total Merger Consideration will be based on: (1) the actual number of AHD units distributed in respect of each Atlas Energy share; and (2) the average closing price of AHD units on the New York Stock Exchange for the five trading days immediately preceding the date on which the AHD units are distributed to the Atlas Energy stockholders.

                                                 Restricted Stock Units

If Your Restricted Stock Units . . .	. . . They Will Be . . .
Were granted before October 19, 2009 and had already vested prior to the closing of the transaction under their original vesting schedule

Treated like Atlas Energy shares in the transaction (i.e., each Atlas Energy share will receive a pro rata portion of AHD units, which we estimate to be approximately 0.525 AHD units for each Atlas Energy share, and $38.25 in cash for each Atlas Energy share).

Were granted before October 19, 2009 and are unvested at the closing of the transaction	Vested and paid out in cash in an amount equal to the Total Merger Consideration, as defined above.
Were granted on or after October 19, 2009 and are outstanding and unvested at the closing of the transaction

Converted into equivalent Chevron restricted stock units, with the same vesting schedule that you currently have.  The number of shares of Chevron stock subject to the equivalent Chevron restricted stock unit will be set to take into account the Total Merger Consideration, as defined above.

If you are terminated without cause after the closing of the merger as provided in the plan, any Chevron restricted stock units that you hold and that are still unvested will automatically vest.

In connection with the transaction, Atlas Energy will distribute to its stockholders all of its common units in AHD.  Stock options and restricted stock units will not entitle their holders to participate in this distribution of AHD units;  therefore, stock option and restricted stock unit holders’ awards will be adjusted to take into account the Total Merger Consideration (as defined above and described in the footnote above).

All payments made with respect to your awards of stock options and restricted stock units will be subject to withholding for applicable federal, state, and other payroll taxes.

Please note that this document is intended to provide you with only a summary of the overall economic consequences of the merger on your Atlas Energy awards.  The precise mechanic by which your Atlas Energy awards will be cashed out or converted into equivalent Chevron awards and adjusted as a result of the AHD distribution are more complicated and are explained in more detail in the preliminary proxy statement that Atlas Energy has filed with the U.S. Securities and Exchange Commission in connection with the proposed merger of Atlas Energy and a wholly owned subsidiary of Chevron.  The proxy statement has not yet been cleared by the U.S. Securities and Exchange Commission, and the definitive proxy statement is not currently available.  The description in this document is qualified in its entirety by reference to the definitive proxy statement, when it will become available, and the merger agreement.

If you have any questions regarding the treatment of your awards in connection with the Chevron transaction, please contact Brian Kehan at (267) 256-5911, Lisa Washington at (215) 717-3387, or me at (215) 832-4106.  Again, we are committed to providing responses to your questions regarding benefit-related issues and will be in contact soon.

Important Additional Information About this Transaction

Atlas Energy has filed a preliminary proxy statement with the U.S. Securities and Exchange Commission in connection with the proposed merger of Atlas Energy and a wholly owned subsidiary of Chevron Corporation.  The proxy statement has not yet been cleared by the U.S. Securities and Exchange Commission, and the definitive proxy statement is not currently available.  Stockholders of Atlas Energy are urged to read the definitive proxy statement when it becomes available, because it will contain important information.  Stockholders will be able to obtain a free copy of the definitive proxy statement, as well as other filings containing information about Atlas Energy and the merger, when available, without charge, at the U.S. Securities and Exchange Commission’s Internet site (www.sec.gov).  In addition, copies of the definitive proxy statement and other filings containing information about Atlas Energy and the proposed merger can be obtained, when available without charge, by directing a request to Atlas Energy, Attention:  Investor Relations, Westpointe Corporate Center One, 1550 Coraopolis Heights Road, 2nd Floor, Moon Township, PA 15108, by phone at (412) 262-2830, or on Atlas Energy’s Internet site at www.atlasenergy.com.

Atlas Energy and its directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from Atlas Energy stockholders in respect of the proposed merger.  In addition, because Atlas Energy controls the general partnership interest in Atlas Pipeline Holdings, L.P. (“AHD”), which itself controls the general partnership interest in Atlas Pipeline Partners, L.P. (“APL”), directors and executive officers and other members of management and employees of AHD, APL and their respective general partner may be deemed to be participants in the solicitation of proxies from Atlas Energy stockholders in respect of the proposed merger.  You can find information about Atlas Energy’s executive officers and directors in Atlas Energy’s definitive annual proxy statement filed with the SEC on April 13, 2010, information about the executive officers and directors of the general partner of AHD in the annual report on Form 10-K for AHD filed with the SEC on March 5, 2010, and information about the executive officers and directors of the general partner of APL in the annual report on Form 10-K for APL filed with the SEC on March 5, 2010.  You can obtain free copies of Atlas Energy’s annual proxy statement, and Atlas Energy’s definitive proxy statement in connection with the merger (when it becomes available), by contacting Atlas Energy’s investor relations department.  You can obtain free copies of AHD’s annual report and APL’s annual report by contacting the investor relations department of AHD and APL, respectively.  Additional information regarding the interests of such potential participants will be included in the definitive proxy statement and the other relevant documents filed with the SEC when they become available.

This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

To:	All Employees Who Are Scheduled to Transfer to Atlas Pipeline Holdings, L.P. (AHD)
Subject:	Treatment of Atlas Energy, Inc.’s (Atlas Energy) Stock Options and Restricted Stock Units in Connection with the Chevron Transaction
From:	Robin Harris – Director of Human Resources
Date:	December 9, 2010

To all employees scheduled to transfer to AHD at the closing of the transaction:

I hope this email finds you well and that you’ve had a chance to digest the recent announcement of the Chevron transaction.    I wanted to follow up regarding the treatment of Atlas Energy stock options and restricted stock units in connection with the transaction.  The discussion below summarizes the treatment of those awards.  It may be helpful to review the discussion below along with your Merrill Lynch account statements available at www.benefits.ml.com.

Outstanding Atlas Energy stock options and restricted stock units held by employees scheduled to transfer to AHD at the closing of the transaction will be paid out as follows:

o        Vested and unexercised options and unvested options will be paid out in cash based on the Total Merger Consideration for each Atlas Energy share subject to the award minus the exercise price per Atlas Energy share.  The Total Merger Consideration is the sum of $38.25 (which is the cash consideration to be paid in the merger) and the value of the AHD units to be distributed in respect of each Atlas Energy share (which we estimate to be approximately 0.525 AHD units per Atlas Energy share).[1]

o        Unvested restricted stock units will be paid out in cash in an amount equal to the Total Merger Consideration, as defined above.  Restricted stock units that vest prior to the closing of the transaction under their original vesting schedule will be treated like Atlas Energy shares in the transaction (i.e., each Atlas Energy share will receive a pro rata portion of AHD units, which we estimate to be approximately 0.525 AHD units for each Atlas Energy share, and $38.25 in cash for each Atlas Energy share).

[1] For these purposes, the value of the AHD units will be based on the average closing price of AHD units on the New York Stock Exchange for the five trading days immediately preceding the date on which the AHD units are distributed to Atlas Energy stockholders.  As an example, if the Total Merger Consideration were calculated as of the date of this memorandum, the Total Merger Consideration would be $45.70, which assumes that 0.525 of an AHD unit will be distributed in respect of each Atlas Energy share and that the value of the AHD units is equal to the average of the closing prices of AHD common units during the five trading days prior to December 9, 2010. As noted above, the value of the AHD units that will be used to calculate the Total Merger Consideration will be based on: (1) the actual number of AHD units distributed in respect of each Atlas Energy share; and (2) the average closing price of AHD units on the New York Stock Exchange for the five trading days immediately preceding the date on which the AHD units are distributed to the Atlas Energy stockholders.

In connection with the transaction, Atlas Energy will distribute to its stockholders all of its common units in AHD.  Stock options and restricted stock units will not entitle their holders to participate in this distribution of AHD units; therefore, stock option and restricted stock unit holders’ awards will be adjusted to take into account the Total Merger Consideration (as defined above and described in the footnote above).

All payments made with respect to your awards of stock options and restricted stock units will be subject to withholding for applicable federal, state, and other payroll taxes.

Awards granted under the AHD and APL equity plans will continue to remain outstanding.

Please note that this document is intended to provide you with only a summary of the overall economic consequences of the merger on your Atlas Energy awards.  The precise mechanic by which your Atlas Energy awards will be cashed out and adjusted as a result of the AHD distribution are more complicated and are explained in more detail in the preliminary proxy statement that Atlas Energy has filed with the U.S. Securities and Exchange Commission in connection with the proposed merger of Atlas Energy and a wholly owned subsidiary of Chevron.  The proxy statement has not yet been cleared by the U.S. Securities and Exchange Commission, and the definitive proxy statement is not currently available.  The description in this document is qualified in its entirety by reference to the definitive proxy statement, when it will become available, and the merger agreement.

If you have any questions regarding the treatment of your awards in connection with the Chevron transaction, please contact Brian Kehan at (267) 256-5911, Lisa Washington at (215) 717-3387, or me at (215) 832-4106.  Again, we are committed to providing responses to your questions regarding benefit-related issues and will be in contact soon.

Important Additional Information About this Transaction

Atlas Energy has filed a preliminary proxy statement with the U.S. Securities and Exchange Commission in connection with the proposed merger of Atlas Energy and a wholly owned subsidiary of Chevron Corporation.  The proxy statement has not yet been cleared by the U.S. Securities and Exchange Commission, and the definitive proxy statement is not currently available.  Stockholders of Atlas Energy are urged to read the definitive proxy statement when it becomes available, because it will contain important information.  Stockholders will be able to obtain a free copy of the definitive proxy statement, as well as other filings containing information about Atlas Energy and the merger, when available, without charge, at the U.S. Securities and Exchange Commission’s Internet site (www.sec.gov).  In addition, copies of the definitive proxy statement and other filings containing information about Atlas Energy and the proposed merger can be obtained, when available without charge, by directing a request to Atlas Energy, Attention:  Investor Relations, Westpointe Corporate Center One, 1550 Coraopolis Heights Road, 2nd Floor, Moon Township, PA 15108, by phone at (412) 262-2830, or on Atlas Energy’s Internet site at www.atlasenergy.com.

Atlas Energy and its directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from Atlas Energy stockholders in respect of the proposed merger.  In addition, because Atlas Energy controls the general partnership interest in AHD, which itself controls the general partnership interest in Atlas Pipeline Partners, L.P. (“APL”), directors and executive officers and other members of management and employees of AHD, APL and their respective general partner may be deemed to be participants in the solicitation of proxies from Atlas Energy stockholders in respect of the proposed merger.  You can find information about Atlas Energy’s executive officers and directors in Atlas Energy’s definitive annual proxy statement filed with the SEC on April 13, 2010, information about the executive officers and directors of the general partner of AHD in the annual report on Form 10-K for AHD filed with the SEC on March 5, 2010, and information about the executive officers and directors of the general partner of APL in the annual report on Form 10-K for APL filed with the SEC on March 5, 2010.  You can obtain free copies of Atlas Energy’s annual proxy statement, and Atlas Energy’s definitive proxy statement in connection with the merger (when it becomes available), by contacting Atlas Energy’s investor relations department.  You can obtain free copies of AHD’s annual report and APL’s annual report by contacting the investor relations department of AHD and APL, respectively.  Additional information regarding the interests of such potential participants will be included in the definitive proxy statement and the other relevant documents filed with the SEC when they become available.

This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.